EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


I, Clifford E. Lai, Principal Executive Officer of HYPERION COLLATERALIZED SECURITIES FUND, INC. (the "Fund"), certify that:

          1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  October 8, 2004

                                         /s/ Clifford E. Lai
                                         ______________________________________
                                         Clifford E. Lai
                                         Principal Executive Officer
                                         HYPERION COLLATERALIZED SECURITIES
                                         FUND, INC.

I, Thomas F. Doodian, Treasurer and Principal Financial Officer of HYPERION COLLATERALIZED SECURITIES FUND, INC. (the "Fund"), certify that:

          1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  October 8, 2004

                                      /s/ Thomas F. Doodian
                                      _________________________________________
                                      Thomas F. Doodian
                                      Treasurer and Principal Financial Officer
                                      HYPERION COLLATERALIZED SECURITIES
                                      FUND, INC.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to HYPERION COLLATERALIZED SECURITIES FUND, INC. and will be retained by HYPERION COLLATERALIZED SECURITIES FUND, INC. and furnished to the Securities and Exchange Commission or its staff upon request.